BARRETT INTERNATIONAL SHARES
--------------------------------------------------------------------------------


                                 ANNUAL REPORT
                               DECEMBER 31, 1996
--------------------------------------------------------------------------------


Board of Directors

DAVID S. LEE^(1)                   Chairman of the Board; Managing Director, Scudder, Stevens
                                   & Clark, Inc.

EDGAR R. FIEDLER^(1)^(2)^(3)       Vice President and Economic Counsellor, The Conference Board;
                                   formerly Assistant Secretary of the Treasury for Economic Policy

PETER B. FREEMAN^(2)^(3)           Corporate Director and Trustee

ROBERT W. LEAR^(2)^(3)             Executive-in-Residence and Visiting Professor, Columbia
                                   University Graduate School of Business; Director or Trustee,
                                   Various Organizations

DANIEL PIERCE^(1)                  President; Chairman of the Board, Scudder, Stevens & Clark, Inc.

                                   ^(1)Member of Executive Committee
                                   ^(2)Member of Nominating Committee
                                   ^(3)Member of Audit Committee

--------------------------------------------------------------------------------
Officers

DAVID S. LEE                        Chairman of the Board

DANIEL PIERCE                       President

STEPHEN L. AKERS                    Vice President

K. SUE COTE                         Vice President

CAROL L. FRANKLIN                   Vice President

JERARD K. HARTMAN                   Vice President

KATHRYN L. QUIRK                    Vice President

THOMAS W. JOSEPH                    Vice President and Assistant Secretary

THOMAS F. McDONOUGH                 Vice President and Secretary

PAMELA A. McGRATH                   Vice President and Treasurer

Dear Shareholder:

     We are pleased to provide you with the first annual report for the Institutional International Equity Portfolio (the "Portfolio"). The Portfolio is currently comprised of a single class of shares ("Barrett International
Shares"). The report covers the period from when the Portfolio commenced operations on April 3, 1996, through December 31, 1996.

     Since the Portfolio has been in operation, the Portfolio has provided a positive total return of 4.93%, reflecting in part a generally positive market environment for international equities. Going forward, the Portfolio will continue to seek to provide long-term growth of capital by investing principally in the equity securities of companies which do business primarily outside of the United States. The management discussion which follows outlines key elements of the current market environment and Portfolio strategy.

     Thank you for your investment in the Portfolio. If you have any questions about the Portfolio, please call us at (800) 854-8525.

                                                                 /s/David S. Lee
                                                                    David S. Lee
                                                                        Chairman

INSTITUTIONAL INTERNATIONAL EQUITY PORTFOLIO/BARRETT INTERNATIONAL SHARES PERFORMANCE UPDATE
DECEMBER 31, 1996

--------------------------------------------
INSTITUTIONAL INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------
                      Total Return
Period    Growth   ------------------
Ended       of                Average
12/31/96  $10,000  Cumulative  Annual
--------------------------------------
Life of
 Fund*   $10,493     4.93%      --
--------------------------------------
MSCI EAFE & CANADA INDEX
--------------------------------------
                      Total Return
Period    Growth   ------------------
Ended       of                Average
12/31/96  $10,000  Cumulative  Annual
--------------------------------------
Life of
 Fund*   $10,076     0.76%      --
--------------------------------------
*The Portfolio commenced operations on
April 3, 1996. Index comparisons begin
April 30, 1996.

-----------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
-----------------------------------------------------------------

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

INSTITUTIONAL INTERNATIONAL EQUITY PORTFOLIO
Year            Amount
----------------------
4/96*          $10,000
5/96           $ 9,951
6/96           $10,066
7/96           $ 9,671
8/96           $ 9,778
9/96           $ 9,934
10/96          $ 9,893
11/96          $10,272
12/96          $10,372

MSCI EAFE & CANADA INDEX
Year            Amount
----------------------
4/96*          $10,000
5/96           $ 9,829
6/96           $ 9,872
7/96           $ 9,583
8/96           $ 9,619
9/96           $ 9,880
10/96          $ 9,814
11/96          $10,218
12/96          $10,076

The Morgan Stanley Capital International (MSCI) Europe, Australia, the Far East (EAFE) & Canada Index is an unmanaged capitalization-weighted measure of stock markets in Europe, Australia, the Far East and Canada. Index returns assume dividends reinvested net of withholding tax and, unlike Portfolio returns, do not reflect any fees or expenses.

-----------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION
-----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

PERIOD ENDED DECEMBER 31


                       1996*
                     -------------------------
NET ASSET VALUE...   $12.48
INCOME DIVIDENDS..   $  .11
FUND TOTAL
RETURN (%)........     4.93
INDEX TOTAL
RETURN (%)........      .76


All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results.
Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.
If the Manager had not maintained the Portfolio's expenses, total return for the life of the Portfolio would have been lower.

INSTITUTIONAL INTERNATIONAL EQUITY PORTFOLIO/BARRETT INTERNATIONAL SHARES PORTFOLIO SUMMARY
DECEMBER 31, 1996
-------------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
COUNTRY/REGION (Excludes Cash Equivalents of 10%)
---------------------------------------------------------------------------
Japan                      21%
Emerging Markets           20%
Germany                    15%
United Kingdom             11%
Switzerland                 8%
France                      8%
Sweden                      5%
Netherlands                 5%
Italy                       3%
Other                       4%
                          ----
                          100%
                          ====

A graph in the form of a pie chart appears here,
illustrating the exact data points in the above table.
--------------------------------------------------------------------------
SECTORS (Excludes Cash Equivalents of 10%)
--------------------------------------------------------------------------
Manufacturing                     24%
Financial                         11%
Service Industries                 8%
Consumer Discretionary             7%
Metals & Minerals                  6%
Communications                     6%
Technology                         6%
Energy                             6%
Utilities                          6%
Other                             20%
                                -----
                                 100%
                                 ====

A graph in the form of a pie chart appears here,
illustrating the exact data points in the above table.
-----------------------------------------------------------------------
10 LARGEST EQUITY HOLDINGS (13% of Portfolio)
-----------------------------------------------------------------------
1.   HOESCHT AG
     Chemical producer in Germany

2.   HENNES & MAURITZ AB
     Clothing and cosmetics retailer throughout Europe

3.   MANNESMANN AG
     Diversified construction and technology company in Germany

4.   BASF AG
     Leading international chemical producer in Germany

5.   BAYER AG
     Leading chemical producer in Germany

6.   CARLTON COMMUNICATIONS PLC
     Television post production products and services in the United Kingdom

7.   NOVARTIS AG
     Pharmaceutical company in Switzerland

8.   HSBC HOLDINGS LTD.
     Bank in Hong Kong

9.   L.M. ERICSSON TELEPHONE CO.
     Leading manufacturer of cellular telephone equipment in Sweden

10.  COMPANIA TELEFONICA NACIONAL DE ESPANA SA
     Telecommunication services in Spain

For more complete details about the Portfolio's Investment Portfolio, see page 9.

Dear Shareholder:

     The following portfolio management discussion summarizes the performance of the key markets in which portfolio holdings are invested, reviews the economic and investment fundamentals underlying these markets, and summarizes the portfolio's investment strategy with respect to these markets.

Performance Summary

     The Institutional International Equity Portfolio provided a total return of 4.93% for the abbreviated fiscal year ended December 31, 1996, compared with 0.76% for the MSCI EAFE and Canada Index for the same time period. The Portfolio commenced operations on April 3, 1996.

     Although there were some important exceptions, most world markets turned in performances that ranged from solid to strong. In Europe falling interest rates, ongoing corporate restructuring, takeover activity, and greater management focus on shareholder value propelled markets upwards. Investors seem to be increasingly aware of the beneficial effects of structural changes on European equity markets. Several bourses reached new peaks, including France, whose market was characterized by takeover-related activity and renewed confidence in French progress towards monetary union. Germany rose on the back of the strong U.S. market, corporate restructuring, and a weaker Deutschemark. Deutsche Telekom's initial public offering, the largest in Europe's history, also provided additional focus. Nordic markets also benefited from falling interest rates. In Spain, declining interest rates and optimism regarding currency convergence drove the market significantly higher in the final quarter of the year. The portfolio's tenth-largest holding as of year end, Compania Telefonica Nacional de Espana SA, rose 24.5% in the last three months for a total gain of 65.4% this year. And the U.K. market turned in strong 1996 performance with a gain of 27.4%, propelled by takeover activity and a buoyant consumer outlook.

     Asian markets were mixed. Japan's market returned -15.5% for the year, falling beneath the 19,000 level for the first time in more than a year while the yen fell to a 45-month low against the dollar. Concerns about the feeble economic recovery and the absence of domestic investors from the market contributed to selling pressures. Korea's market fell 38.1% troubled by corporate earnings, a widening trade gap, a depreciating currency, and a collapse in the prices of semiconductors, which account for an important part of national output. As concerns about the 1997 handover to China faded, improved prospects for the local economy and property market caused the Hong Kong market to rally 12.2% in the final quarter, contributing to a total return of 33.1% for the year. Brazil continued its spectacular ascent, gaining another 7.3% in the fourth quarter for a total gain of 53.2% this year, driven by an improving macroeconomic backdrop, continued positive news on the privatization front, and the perception Brazilians are likely to experience an extended period of low -- even single digit -- inflation for the first time since the 1940s.

Portfolio Strategy

     In Europe, we believe moderate growth and a benign inflation environment will provide the basis for corporate profit growth in 1997. Industry consolidation and corporate restructuring are being propelled by the forces of global competition and the trend toward deregulation. Against this backdrop, we continue to seek out companies with sound management strategies positioned to benefit from these structural changes. The restructuring theme is most notable in Germany at present, with strong performance from German-based holdings Hoechst, BASF, and Daimler-Benz, all of which benefited from restructuring efforts. But restructurings are also evident elsewhere in Europe. A prime example is U.K.-based Pearson, which over the past three years has transformed itself from a disparate group of businesses into a focused media company featuring properties such as the Financial Times, the Economist, Penguin Books, and Addison-Wesley. Pearson has taken steps to increase subscriptions to the well-regarded Financial Times, including the use of electronic distribution sites, and is using the paper's image to increase sales in the Penguin Books division. Addison-Wesley, ranking in third place among U.S. educational publishers, is also pursuing business expansion via electronic publishing opportunities. With underworked intellectual property, Pearson is a potential takeover target for a handful of European media empire builders.

     Industry consolidation continues to be a successful theme in the portfolio. Holding Carrefour rose substantially in the wake of a bid for 33% of Cora, the eighth largest retailer in France. Consolidation of the retail sector in France has been hastened by government restrictions on building new sites. Carrefour's takeover bid for competitor Cora will enable the company to expand its distribution network and become the predominant food retailer in France. Consolidations are also reshaping the engineering sector in the United Kingdom, as evidenced in portfolio holding General Electric Company. The company is a recognized leader in the defense arena, and is considered the most likely partner for U.S. defense companies seeking a foothold in Europe. GE also is positioned to emerge as one of the few surviving players in global power generation, and has a successful joint venture in power systems with Alcatel Alsthom.

     Japanese portfolio holdings constituted 21% of the portfolio as of year-end, versus 31% at mid-year. Economic recovery remains elusive, marked by a sluggish consumer environment, although the weakening yen should help reflate the economy. Against this backdrop, we continue to seek out companies with unique franchises and high-quality global blue chip stocks benefiting from a weaker yen. One such unique franchise in the portfolio is supermarket operator Jusco, which continued to outperform. The company has a very successful strategy of establishing joint ventures with strong international firms such as Body Shop, Laura Ashley and Talbots, a factor underpinning strong earnings growth. Jusco has also recently established joint ventures with U.S.-based Sports Authority and Office Max to introduce the country's first superstores, which are being introduced via lower-cost leasing of premises in modestly priced shopping locations. Exposure to high-quality blue chip stocks was rewarded by excellent performance from Canon, a Japanese leader in office automation with impressive growth due to strong sales of copiers, steppers, and printers. With 78% of sales overseas, the company is also a beneficiary of a depreciating yen.

     Our strategy in Asia has been to identify well-run, financially strong companies in a good position to benefit from the opportunities created by ongoing economic development in the Pacific Basin. Growth expectations are more subdued than in prior years, due primarily to pricing problems in semiconductors and consumer electronics, the falling yen's negative effect on Asian export competitiveness, and weak demand in industrial countries. But we believe the long-term growth story in Asia remains intact. We like players such as First Pacific and HSBC in Hong Kong, which feature good managements and intra-regional business strength. We are also invested in companies benefiting from strong consumer spending and rising disposable incomes, including such standouts as mall operator SM Prime in the Philippines and HM Sampoerna in Indonesia.

Looking Ahead

     The core investment strategies for your portfolio remain essentially unchanged. In Europe, we will continue to focus on structural change at the industry and corporate level. In Japan, we have reduced exposure to domestic growth and plan to focus on current or emerging globally oriented blue chip companies. Expectations are limited for a sustained growth resurgence in Europe or Japan, and as a result, we intend to avoid investments that we believe are exposed to near-term cyclical economic risk.

     Thank you for your interest in the Institutional International Equity Portfolio.

/s/Carol L. Franklin          /s/J. Gregory Garret

Lead Portfolio Manager        Portfolio Manager
Carol L. Franklin             J. Gregory Garrett

--------------------------------------------------------------------------------
A Team Approach to Investing

Lead Portfolio Manager Carol L. Franklin has been responsible for setting the Portfolio's investment strategy and overseeing security selection since the
Portfolio's inception. Ms. Franklin, who has 20 years of experience in finance and investing joined Scudder in 1981. J. Gregory Garrett, Portfolio Manager,
joined Scudder in 1990, and the Portfolio's team in 1997. Mr. Garrett specializes in international client service and international equity management and has over ten years of investment experience.
--------------------------------------------------------------------------------

Institutional International Equity Portfolio/Barrett International Shares Investment Portfolio
December 31, 1996

                                                                                  Principal             Market
                                                                                  Amount (b)           Value ($)
                                                                                  ----------           ---------
REPURCHASE AGREEMENTS -- 9.9%
   Repurchase Agreement with Donaldson, Lufkin & Jenrette
   dated 12/31/96 at 6.7% to be repurchased at $1,760,655
   on 1/2/97, collateralized by a $1,737,000 U.S. Treasury
   Note, 6.375%, 3/31/01 (Cost $1,760,000) ...................................     1,760,000           1,760,000
                                                                                                   -------------
CONVERTIBLE BONDS -- 0.2%
Japan
   Softbank Corp., 0.5%, 3/29/02 (Cost $63,199) .......................  JPY       5,000,000              40,152
                                                                                                   -------------

                                                                                    Shares
                                                                                  ----------
PREFERRED STOCKS -- 1.8%
Germany
   RWE AG (Producer and marketer of petroleum and chemical products) .........         5,000             168,903
   SAP AG (Computer software manufacturer) ...................................         1,100             153,636
                                                                                                   -------------
      Total Preferred Stocks (Cost $299,949)                                                             322,539
                                                                                                   -------------

COMMON STOCKS -- 88.1%
Argentina 0.9%
   YPF S.A. "D" (ADR) (Petroleum company) ....................................         6,500             164,125
                                                                                                   -------------
Brazil 4.3%
   Centrais Eletricas Brasileiras S/A "B" (pfd.) (Electric utility) ..........       520,000             193,167
   Companhia Energetica de Minas Gerais (pfd.) (Electric power utility) ......     6,000,000             204,408
   Petroleo Brasileiro S/A (pfd.) (Petroleum company) ........................     1,300,000             207,054
   Usinas Siderurgicas de Minas Gerais S/A (pfd.) (Non-coated
      flat products and electrolytic galvanized products) ....................   150,000,000             153,017
                                                                                                   -------------
                                                                                                         757,646
                                                                                                   -------------
Canada 1.1%
   Canadian Pacific Ltd. (Ord.) (Transportation and natural resource
     conglomerate) ...........................................................         7,523             198,015
                                                                                                   -------------

   See notes to financial statements.

Institutional International Equity Portfolio/Barrett International Shares Investment Portfolio (continued)
December 31, 1996

                                                                                                        Market
                                                                                    Shares             Value ($)
                                                                                  ----------           ---------
France 6.8%
   Carrefour (Hypermarket operator and food retailer) ........................           300             195,257
   Christian Dior (Leading fashion house) ....................................         1,000             161,365
   Compagnie Financiere de Paribas (Finance and investment company) ..........         3,060             207,009
   Lafarge SA (Leading producer of cement, concrete and aggregates) ..........         1,300              78,020
   Pinault-Printemps, SA (Distributor of consumer goods) .....................           500             198,381
   Rhone-Poulenc SA "A" (Medical, agricultural and consumer chemicals) .......           516              17,598
   Schneider SA (Manufacturer of electronic components and
      automated manufacturing systems) .......................................         4,164             192,586
   Total SA "B" (International oil and gas exploration, development
      and production) ........................................................         2,052             166,945
                                                                                                   -------------
                                                                                                       1,217,161
                                                                                                   -------------
Germany 12.0%
   Adidas AG (Manufacturer of sport shoes, clothing and equipment) ...........         1,200             103,680
   BASF AG (Leading international chemical producer) .........................         6,500             250,313
   Bayer AG (Leading chemical producer) ......................................         5,700             232,540
   Bayerische Vereinsbank AG (Commercial bank) ...............................         3,500             143,697
   Commerzbank AG (Worldwide multi-service bank) .............................         6,300             160,022
   Daimler-Benz AG (Automobile and truck manufacturer)* ......................         2,500             172,151
   Deutsche Telekom AG (Telecommunication services)* .........................         1,698              35,794
   Deutsche Telekom AG (ADR) (Telecommunication services)* ...................         2,268              46,211
   Hoechst AG (Chemical producer) ............................................         6,000             283,366
   Mannesmann AG (Bearer) (Diversified construction and technology
      company) ...............................................................           600             259,980
   Schering AG (Pharmaceutical and chemical producer) ........................         2,000             168,773
   Siemens AG (Leading electrical engineering and electronics
      company) ...............................................................         2,500             117,745
   VEBA AG (Electric utility, distributor of oil and chemicals) ..............         2,800             161,887
                                                                                                   -------------
                                                                                                       2,136,159
                                                                                                   -------------
Ghana 0.5%
   Ashanti Goldfields Co. Ltd. (ADS) (Leading gold producer) .................         7,000              86,625
                                                                                                   -------------
Hong Kong 4.6%
   First Pacific Co. Ltd. (International management and investment company) ..       100,000             129,937

   See notes to financial statements.

                                                                                                        Market
                                                                                    Shares             Value ($)
                                                                                  ----------           ---------
   HSBC Holdings Ltd. (Bank) .................................................        10,130             216,758
   Hutchison Whampoa Ltd. (Container terminal and real estate
      company) ...............................................................        22,000             172,797
   Kerry Properties, Ltd. (Real estate company)* .............................        54,000             148,012
   Television Broadcasts Ltd. (Television broadcasting) ......................        38,000             151,813
                                                                                                   -------------
                                                                                                         819,317
                                                                                                   -------------
Indonesia 1.4%
   Darya Varia Laboratoria (Foreign registered) (Producer of medicines
      and pharmaceuticals) ...................................................        68,960             110,943
   HM Sampoerna (Foreign registered) (Tobacco company) .......................        26,000             138,696
                                                                                                   -------------
                                                                                                         249,639
                                                                                                   -------------
Italy 2.5%
   Ente Nazionale Idrocarburi SPA (Exploration and production of oil,
      natural gas and chemicals) .............................................        32,000             164,062
   Luxottica Group SPA (ADR) (Manufacturer and marketer of
      eyeglasses) ............................................................         2,000             104,000
   Telecom Italia Mobile SPA (Cellular telecommunication services) ...........        70,000             176,792
                                                                                                   -------------
                                                                                                         444,854
                                                                                                   -------------
Japan 19.0%
   Bridgestone Corp. (Leading automobile tire manufacturer) ..................        10,000             189,966
   Canon Inc. (Leading producer of visual image and information
      equipment) .............................................................         8,000             176,841
   DDI Corp. (Long distance telephone and cellular operator) .................            18             119,057
   East Japan Railway Co. (Railroad operator) ................................            15              67,481
   Fujitsu, Ltd. (Leading manufacturer of computers) .........................        15,000             139,884
   Hitachi, Ltd. (General electronics manufacturer) ..........................        12,000             111,907
   Ishikawajima-Harima Heavy Industries Co. Ltd. (Comprehensive
      heavy machinery manufacturer in aerospace and defense fields) ..........        21,000              93,386
   Itochu Corp. (Leading general trading company) ............................        19,000             102,046
   Japan Associated Finance Co. (Venture capital company) ....................         2,000             158,017
   Jusco Co. Ltd. (Major supermarket operator) ...............................         5,000             169,674
   Kajima Corp. (Leading contractor engaged in large-scale civil
      engineering projects) ..................................................        13,000              92,945
   Kawasaki Steel Corp. (Major integrated steelmaker) ........................        40,000             115,016

   See notes to financial statements.

Institutional International Equity Portfolio/Barrett International Shares Investment Portfolio (continued)
December 31, 1996

                                                                                                        Market
                                                                                    Shares             Value ($)
                                                                                  ----------           ---------
   Keyence Corp. (Specialized manufacturer of sensors) .......................         1,000             123,478
   Kokuyo Corp. (Leading manufacturer of paper stationery) ...................         5,000             123,478
   Komori Corp. (Leading manufacturer of offset printing machines) ...........         6,000             127,450
   Kyocera Corp. (Leading ceramic package manufacturer) ......................         2,000             124,687
   Mabuchi Motor Co., Ltd. (Manufacturer of DC motors) .......................         1,000              50,341
   Matsushita Electric Industrial Co., Ltd. (Leading manufacturer of
      consumer electronic products) ..........................................         9,000             146,879
   Matsushita Electric Works, Inc. (Leading maker of building materials
      and lighting equipment) ................................................         5,000              43,045
   Mitsubishi Heavy Industries, Ltd. (Diversified heavy machinery
      manufacturer and leading shipbuilder) ..................................        16,000             127,105
   Pioneer Electronics Corp. (Leading manufacturer of audio
      equipment) .............................................................         7,000             133,581
   Ricoh Co., Ltd. (Leading maker of copiers and information
      equipment) .............................................................        13,000             149,296
   SMC Corp. (Leading maker of pneumatic equipment) ..........................         2,000             134,531
   Secom Co., Ltd. (Electronic security system operator) .....................         2,000             121,060
   Sumitomo Electric Industries, Ltd. (Leading manufacturer of
      electric wires and cables) .............................................        11,000             153,873
   Sumitomo Metal Industries, Ltd. (Leading integrated crude steel
      producer) ..............................................................        45,000             110,742
   Sumitomo Metal Mining Co., Ltd. (Leading gold, nickel and copper
      mining company) ........................................................        14,000              94,413
   THK Co., Ltd. (Manufacturer of linear motion systems for industrial
      machinery) .............................................................         6,000              82,376
                                                                                                   -------------
                                                                                                       3,382,555
                                                                                                   -------------
Korea 0.7%
   Pohang Iron & Steel Co., Ltd. (ADR) (Leading steel producer) ..............         5,800             117,450
                                                                                                   -------------
Malaysia 1.5%
   Malayan Banking Berhad (Leading banking and financial services
      group) .................................................................        12,000             133,043
   Renong Berhad (Holding company involved in engineering,
      construction, financial services, telecommunication and
      information technology) ................................................        72,000             127,721
                                                                                                   -------------
                                                                                                         260,764
                                                                                                   -------------

   See notes to financial statements.

                                                                                                        Market
                                                                                    Shares             Value ($)
                                                                                  ----------           ---------
Netherlands 4.2%
   AEGON Insurance Group NV (Insurance company) ..............................         3,000             191,190
   Elsevier NV (International publisher of scientific, professional,
      business and consumer information books) ...............................         9,000             152,119
   Getronics NV (Provider of computer installation and maintenance
      services) ..............................................................         5,000             135,737
   Heineken Holdings N.V. "A" (Brewery) ......................................           700             109,400
   Wolters Kluwer CVA (Publisher) ............................................         1,200             159,412
                                                                                                   -------------
                                                                                                         747,858
                                                                                                   -------------
New Zealand 0.9%
   Telecom Corp. of New Zealand (Telecommunication services) .................        33,000             168,438
                                                                                                   -------------
Philippines 3.0%
   C & P Homes, Inc. (Home construction company) .............................       247,500             127,044
   Manila Electric Co. "B" (Electric utility) ................................        19,500             159,411
   Metropolitan Bank and Trust Company (Commercial bank and trust
      company) ...............................................................         4,625             114,306
   SM Prime Holdings Corp. (Leader in commercial center
      operations) ............................................................       552,000             142,722
                                                                                                   -------------
                                                                                                         543,483
                                                                                                   -------------
Portugal 1.0%
   Portugal Telecom SA (Telecommunication services) ..........................         6,500             185,295
                                                                                                   -------------
Spain 2.1%
   Acerinox, S.A. (Stainless steel producer) .................................         1,200             173,403
   Compania Telefonica Nacional de Espana SA (ADR)
      (Telecommunication services) ...........................................         3,000             207,750
                                                                                                   -------------
                                                                                                         381,153
                                                                                                   -------------
Sweden 4.3%
   AGA AB "B" (Free) (Producer and distributor of industrial and
      medical gases) .........................................................         8,600             128,632
   Astra AB "A" (Free) (Pharmaceutical company) ..............................         1,600              79,068
   Hennes & Mauritz AB "B" (Free) (Clothing and cosmetics retailer
      throughout Europe) .....................................................         2,000             276,855
   L.M. Ericsson Telephone Co. "B" (ADR) (Leading manufacturer of
      cellular telephone equipment) ..........................................         7,000             211,313

   See notes to financial statements.

Institutional International Equity Portfolio/Barrett International Shares Investment Portfolio (continued)
December 31, 1996

                                                                                                        Market
                                                                                    Shares             Value ($)
                                                                                  ----------           ---------
   S.K.F. AB "B" (Free) (Manufacturer of roller bearings) ....................         3,000              71,047
                                                                                                   -------------
                                                                                                         766,915
                                                                                                   -------------
Switzerland 7.2%
   ABB AG (Bearer) (Manufacturer of electrical equipment) ....................           120             149,160
   Adecco SA (Bearer) (Personnel and temporary employment company) ...........           600             150,504
   CS Holdings (Registered) (Provider of bank services, management
      services and life insurance) ...........................................         1,500             153,975
   Clariant AG (Registered) (Manufacturer of color chemicals) ................           328             140,309
   Elektrowatt AG (Bearer) (Holding company: owner of electric
      plants and interests in hydro and nuclear power plants) ................           375             149,216
   Holderbank Financiere Glaris AG (Bearer) (Cement producer) ................           200             142,740
   Novartis AG (Registered) (Pharmaceutical company) .........................           190             217,447
   SGS Holdings SA (Bearer) (Trade inspection company) .......................            70             171,930
                                                                                                   -------------
                                                                                                       1,275,281
                                                                                                   -------------
Thailand 0.0%
   Thai Farmers Bank FRN Warrants (expire 9/15/02)* ..........................           750                 709
                                                                                                   -------------
United Kingdom 10.1%
   BOC Group PLC (Producer of industrial gases) ..............................        11,000             164,592
   British Petroleum PLC (Major integrated world oil company) ................        16,287             195,183
   Carlton Communications PLC (Television post production products
      and services) ..........................................................        25,500             223,344
   General Electric Co., PLC (Manufacturer of power, communications
      and defense equipment and other various electrical components) .........        25,000             163,924
   Pearson PLC (Diversified media and entertainment holding
      company) ...............................................................        14,000             178,562
   PowerGen PLC (Electric utility) ...........................................        16,478             161,363
   RTZ Corp. PLC (Mining and finance company) ................................        10,000             160,586
   Reuters Holdings PLC (International news agency) ..........................        12,000             154,183
   WPP Group PLC (Advertising agency) ........................................        46,000             199,243

   See notes to financial statements.

                                                                                                        Market
                                                                                    Shares             Value ($)
                                                                                  ----------           ---------
   Zeneca Group PLC (Holding company: manufacturing and marketing of pharmaceutical and agrochemical products and specialty
      chemicals) .............................................................         7,000             197,137
                                                                                                   -------------
                                                                                                       1,798,117
                                                                                                   -------------
Total Common Stocks (Cost $14,829,632) .......................................                        15,701,559
                                                                                                   -------------
----------------------------------------------------------------------------------------------------------------

Total Investments -- 100.0% (cost $16,952,780) (a) ...........................                     $  17,824,250
                                                                                                   =============

*   Non-income producing security.

(a) Cost for federal income tax purposes was $16,954,977. At December 31, 1996, net unrealized appreciation for all securities based on tax cost was $869,273. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $1,730,239 and unrealized depreciation for all securities in which there was an excess of tax cost over market value of $860,966.

(b) Principal amount stated in U.S. dollars unless otherwise noted.

    Currency Abbreviations
    ----------------------
    JPY     Japanese Yen

    Sector breakdown of the Portfolio's equity securities is noted on page 5.

Institutional International Equity Portfolio/Barrett International Shares Statement of Assets and Liabilities
December 31, 1996


Assets
Investments, at market (identified cost $16,952,780) (note 2) ................                     $  17,824,250
Receivable for Portfolio shares sold .........................................                            44,593
Dividend and interest receivable .............................................                            10,166
Foreign tax recoverable ......................................................                            11,100
Deferred organizational expenses (note 2) ....................................                            24,587
Due from manager (note 5) ....................................................                            80,840
                                                                                                   -------------
      Total assets ...........................................................                        17,995,536

Liabilities
Accrued expenses (note 5) ....................................................   $   97,627
Other payables ...............................................................          401
                                                                                 ----------
      Total liabilities ......................................................                            98,028
                                                                                                   -------------
Net assets, at market value ..................................................                     $  17,897,508
                                                                                                   =============
Net Assets
Net assets consist of:
   Distributions in excess of net investment income ..........................                     $        (853)
   Net unrealized appreciation on investments ................................                           871,470
   Accumulated net realized loss .............................................                          (162,805)
   Paid-in capital ...........................................................                        17,189,696
                                                                                                   -------------
Net assets, at market value ..................................................                     $  17,897,508
                                                                                                   =============
Net asset value, offering and redemption price per share
   ($17,897,508 / 1,433,768 outstanding shares of
   Capital Stock, $.001 par value, 100,000,000
   shares authorized) ........................................................                            $12.48
                                                                                                          ======

   See notes to financial statements.

Institutional International Equity Portfolio/Barrett International Shares Statement of Operations
For the period April 3, 1996* to December 31, 1996


Investment Income
Dividend (net of foreign taxes withheld of $18,811) ..........................                       $   147,755
Interest .....................................................................                           106,448
                                                                                                     -----------
                                                                                                         254,203
Expenses:
Management fee (note 5) ......................................................   $  104,861
Custodian and accounting fees (note 5) .......................................       84,453
Shareholder services (note 5) ................................................       18,182
Directors' fees and expenses (note 5) ........................................        5,328
Registration fees ............................................................       32,409
Auditing .....................................................................       27,557
Reports to shareholders ......................................................       12,351
Amortization of organization expenses (note 2) ...............................        4,155
Legal ........................................................................        3,211
Miscellaneous fees ...........................................................        3,640
                                                                                 ----------
Total expenses before reductions .............................................      296,147
Expense reductions (note 5) ..................................................     (185,701)
   Expenses, net .............................................................   ----------              110,446
                                                                                                     -----------
Net investment income ........................................................                           143,757
                                                                                                     -----------
Net realized and unrealized gain (loss) on investments
Net realized loss from:
   Investments ...............................................................     (162,805)
   Foreign currency related transactions .....................................      (11,452)            (174,257)
                                                                                 ----------
Net unrealized appreciation from investments .................................                           871,470
                                                                                                     -----------
Net gain on investments ......................................................                           697,213
                                                                                                     -----------
Net increase in net assets resulting from operations .........................                       $   840,970
                                                                                                     ===========

*  Commencement of operations

   See notes to financial statements.

Institutional International Equity Portfolio/Barrett International Shares Statements of Changes in Net Assets

                                                                For the period
                                                                 April 3, 1996
                                                               (commencement of
                                                                operations) to
                                                               December 31, 1996
                                                               -----------------
Increase (Decrease) in Net Assets
Operations:
Net investment income .........................................   $   143,757
Net realized loss on investments ..............................      (174,257)
Net unrealized appreciation on investments during the period ..       871,470
                                                                  -----------
Net increase in net assets resulting from operations ..........       840,970
                                                                  -----------
Distributions to shareholders from net investment income ......      (156,525)
                                                                  -----------
Capital Stock Transactions:
Proceeds from sale of shares ..................................    17,436,410
Reinvestment of distributions .................................        88,761
Cost of shares redeemed .......................................      (313,308)
                                                                  -----------
Net increase in assets from Portfolio share transactions ......    17,211,863
                                                                  -----------
Increase in net assets ........................................    17,896,308
                                                                  -----------
Net Assets:
Beginning of period ...........................................         1,200
                                                                  -----------
End of period (including distributions in excess of net
   investment income of $853) .................................   $17,897,508
                                                                  ===========
Other Information
Increase (decrease) in Portfolio shares
Shares outstanding at beginning of period .....................           100
                                                                  -----------
Shares sold ...................................................     1,451,638
Shares issued to shareholders in reinvestment of
   distributions ..............................................         7,199
Shares redeemed ...............................................       (25,169)
                                                                  -----------
Net increase in Portfolio shares ..............................     1,433,668
                                                                  -----------
Shares outstanding at end of period ...........................     1,433,768
                                                                  ===========

   See notes to financial statements.

International International Equity Portfolio/Barrett International Shares Financial Highlights

The following table includes selected data for a share outstanding throughout the period (a) and other performance information derived from the financial statements.

                                                                For the period
                                                                 April 3, 1996
                                                               (commencement of
                                                                operations) to
                                                               December 31, 1996
                                                               -----------------
Net asset value, beginning of period ..........................    $ 12.00
                                                                   -------
Income from Investment Operations:
Net investment income .........................................        .11
Net realized and unrealized gain (loss) on investments ........        .48
                                                                   -------
Total from investment operations ..............................        .59
                                                                   -------
Less distributions from income ................................       (.11)
                                                                   -------
Net asset value, end of period ................................    $ 12.48
                                                                   =======
Total return (%) (b) ..........................................       4.93**
Ratios and Supplementary Data
Net assets, end of period ($ millions) ........................         18
Ratio of operating expenses, to average daily net assets (%)...        .95*
Ratio of operating expenses before expense reductions,
  to average daily net assets (%)..............................       2.55*
Ratio of net investment income, to average daily net assets (%)       1.24*
Portfolio turnover rate (%)....................................       10.1*
Average commission rate paid (c)...............................    $ .0004

(a)  Based on monthly average shares outstanding during the period.
(b)  Total returns would have been lower had certain expenses not been reduced.
(c) Average commission rate paid per share of common and preferred stock securities.
*    Annualized
**   Not annualized

Institutional International Equity Portfolio/Barrett International Shares Notes to Financial Statements

1. Organization

     Institutional International Equity Portfolio (the "Portfolio") is a portfolio of Scudder Institutional Fund, Inc. (the "Company") which is an open-end, diversified management investment company. Currently the Portfolio is comprised of a single class of shares ("Barrett International Shares").

2. Significant Accounting Policies

     The Portfolio's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. Significant accounting policies followed by the Portfolio are:

     (a) Security Valuation-Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the National Association of Securities Dealers Automatic Quotation ("NASDAQ") System, for which there have been sales, are valued at the most recent sale price reported on such system. If there are no such sales, the value is the high or "inside" bid quotation. Securities which are not quoted on the NASDAQ System but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used. Portfolio debt securities with remaining maturities greater than sixty days are valued by pricing agents approved by the officers of the Portfolio, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Short-term investments having a maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

     (b) Foreign Currency Transactions -- The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

   (i) market value of investment securities, other assets and other liabilities at the daily rates of exchange, and

   (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Portfolio does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex and payment dates on dividends, interest, and foreign withholding taxes.

     (c) Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the Portfolio utilized forward contracts as a hedge in connection with portfolio purchases and sales of securities denominated in foreign currencies.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Forward contracts having the same settlement date and broker are offset and any gain
(loss)
is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of the forward contract to buy and the forward contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Portfolio gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

     (d) Federal Income Taxes -- The Portfolio intends to qualify as a regulated investment company under subchapter M of the Internal Revenue Code and to distribute all taxable income, including any realized net capital gains, to shareholders. Therefore, no Federal income tax provision is required.

As of December 31, 1996, the Portfolio had a net tax basis capital loss carryforward of approximately $147,000, which may be applied against any realized net capital gains of each succeeding year until fully utilized or until December 31, 2004, the expiration date. In addition, from November 1, 1996 through December 31, 1996, the Portfolio incurred approximately $14,000 of net realized capital losses and $1,000 of net realized currency losses. As permitted by tax regulations, the Portfolio intends to elect to defer these losses and treat them as having arisen in the year ended December 31, 1997.

     (e) Distribution of Income and Gains -- Distributions of net investment income are made annually. During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Portfolio if not distributed and, therefore, will be distributed to shareholders annually. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to foreign currency denominated securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Portfolio may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Portfolio.

     (f) Organization Costs -- Costs incurred by the Portfolio in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period.

     (g) Other -- Investment transactions are recorded on a trade date basis. Interest income is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend dates.

3. Repurchase Agreements

     It is the Portfolio's policy to obtain possession, through its custodian, of the securities underlying each repurchase agreement to which it is a party, either through physical delivery or book entry transfer in the Federal Reserve System or Participants Trust Portfolio. Payment by the Portfolio in respect of a repurchase agreement is authorized only when proper delivery of the underlying securities is made to the Portfolio custodian. The Portfolio's investment manager values such underlying securities each business day using quotations obtained from a reputable, independent source. If the Portfolio's investment manager determines that the value of such underlying securities (including accrued interest thereon) does not at least equal the value of each repurchase agreement (including accrued interest thereon) to which such securities are subject, it will ask for additional securities to be delivered to the Portfolio's custodian. In connection with each repurchase agreement transaction, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed or limited.

Institutional International Equity Portfolio/Barrett International Shares Notes to Financial Statements (continued)

4. Purchases and Sales of Securities

     For the period April 3, 1996 (commencement of operations) to December 31, 1996, purchases and sales of securities (excluding short-term investments) aggregated $16,433,501 and $1,077,915, respectively.

5. Management Fee and Other Transactions with Affiliates

     The Portfolio retains Scudder, Stevens & Clark, Inc. ("Scudder") as investment manager for the Portfolio, pursuant to an investment advisory agreement between Scudder and the Company on behalf of the Portfolio, for a management fee payable each month, based upon the average daily value of the Portfolio's net assets, at an annual rate of 0.90%. Scudder has agreed not to impose all or a portion of its management fee until April 30, 1997, and during such period to maintain the annualized expenses of the Portfolio at not more than 0.95% of average daily net assets. For the period April 3, 1996 (commencement of operations) to December 31, 1996, Scudder did not impose any of its fee amounting to $104,861. In addition, Scudder reimbursed expenses amounting to $80,840.

     Scudder Service Corporation ("SSC"), a subsidiary of Scudder, is the Portfolio's shareholder service, transfer and dividend disbursing agent. For the period April 3, 1996 (commencement of operations) to December 31, 1996, the amount charged by SSC aggregated $17,723 of which $ 2,292 is unpaid at December 31, 1996.

     Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of Scudder, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records for the Portfolio. For the period April 3, 1996 (commencement of operations) to December 31, 1996, the amount charged to the Portfolio by SFAC aggregated $36,458, all of which is unpaid at December 31, 1996.

     The Portfolio has a compensation arrangement under which payment of Directors' fees may be deferred. Interest is accrued (based on the rate of return earned on the 90 day Treasury Bill as determined at the beginning of each calendar quarter) on the deferred balances and is included in "Directors' fees and expenses." For the period April 3, 1996 (commencement of operations) to December 31, 1996, directors' fees and expenses amounted to $3,452. The accumulated balance of deferred directors' fees and interest thereon relating to the Portfolio aggregated $1,876, which is included in accrued expenses of the Portfolio.

6. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements, and their prices more volatile than those of comparable securities in the United States.

Report of Independent Accountants

To the Board of Directors and Shareholders of SCUDDER INSTITUTIONAL FUND, INC.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Institutional International Equity Portfolio, a portfolio of Scudder Institutional Fund, Inc. (hereafter referred to as the "Portfolio") at December 31, 1996, and the results of its operations, the changes in its net assets and the financial highlights for the period April 3, 1996 (commencement of operations) through December 31, 1996, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 1996 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above.



PRICE WATERHOUSE LLP

1177 Avenue of the Americas
New York, New York
February 19, 1997


--------------------------------------------------------------------------------

Federal Tax Status of 1996 Dividends (Unaudited)

     The total amount of dividends declared in 1996 for Scudder Institutional International Equity Portfolio is taxable as ordinary dividend income for Federal income tax purposes. None of this amount qualifies for the dividends received deduction available to corporations.

     The Fund paid foreign taxes of $18,811 and recognized $103,592 of foreign source income during the period ended December 31, 1996. Pursuant to section 853 of the Internal Revenue Code, the fund designates $0.013 per share of foreign taxes and $0.073 per share of income from foreign sources as having been paid in the period ended December 31, 1996.

--------------------------------------------------------------------------------

                          BARRETT INTERNATIONAL SHARES
                   345 Park Avenue, New York, New York 10154
                                 (800) 854-8525

Investment Manager
Scudder, Stevens & Clark, Inc.
345 Park Avenue
New York, New York 10154

Distributor
Scudder Investor Services, Inc.
Two International Place
Boston, Massachusetts 02110

Custodian
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

Fund Accounting Agent
Scudder Fund Accounting Corporation
Two International Place
Boston, Massachusetts 02110

Transfer Agent and
Dividend Disbursing Agent
Scudder Service Corporation
P.O. Box 9242
Boston, Massachusetts 02205

Legal Counsel
Sullivan & Cromwell
New York, New York

--------------------------------------------------------------------------------

This report is for the information of the shareholders. Its use in connection with any offering of the Company's shares is authorized only in case of a concurrent or prior delivery of the Company's current prospectus.




                             BARRETT INTERNATIONAL
                                     SHARES
                             ---------------------

                                 ANNUAL REPORT
                               DECEMBER 31, 1996